(in form of certificate, two-sided)

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP NO. 23321V 20 4

Number _____________
Shares ______________

D.H. MARKETING & CONSULTING, INC.

Authorized Common Stock: 75,000,000 Shares
Par Value $.0003

THIS CERTIFIES THAT ________________________________

IS THE RECORD HOLDER OF ___________________________

Shares of D.H. Marketing & Consulting, Inc. common stock transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: __________________

(seal as follows: "D.H. MARKETING & CONSULTING, INC., Corporate Seal, Nevada")

/s/ T. CHRISTOPHER CIESIELKA       /s/ DAVID D. HAGEN
Secretary                          President

Interwest Transfer Co., Inc., P.O. Box 17136, Salt Lake City, Utah 84117 Countersigned & Registered

_____________________
COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                UNIF GIFT MIN ACT - Custodian
 TEN ENT - as tenants by the entireties        (Cust)       (Minor)
 JT TEN - as joint tenants with right of        under Uniform Gifts to Minors
 survivorship and not as tenants                          Act
 in common                                                  (State)

      Additional abbreviations may also be used though not in the above list.

For value received, _________ hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee
________________

________________________________________
(Please print or typewrite name and address, including zip code, of assignee)
__________________________________________
___________________________________________
_________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
___________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

___________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever